Exhibit 10.1

NEITHER THIS SENIOR CONVERTIBLE PROMISSORY NOTE NOR ANY SECURITIES ISSUABLE UPON ITS CONVERSION HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND MAY ONLY BE ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THIS SENIOR CONVERTIBLE PROMISSORY NOTE AND THE SECURITIES ISSUABLE UPON ITS CONVERSION MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE SECURITIES ACT AND QUALIFICATION UNDER APPLICABLE STATE LAW, WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED UNDER THE SECURITIES ACT.

TARONIS FUELS, INC.

FORM OF

SENIOR CONVERTIBLE PROMISSORY NOTE

Dated: ___________, 2021 (“Issuance Date”)

FOR VALUE RECEIVED, TARONIS FUELS, INC., a Delaware corporation (the “Company”), hereby promises to pay to [__________] (the “Holder”), or its registered permitted assigns, the principal amount of [_______] United Stated Dollars ($[______] USD) together with interest thereon calculated from the Issuance Date in accordance with the provisions of this Senior Convertible Promissory Senior Note (as amended, modified and supplemented from time to time, this “Note”).

Certain capitalized terms are defined in Section 10 hereof.

1. Payment of Interest. Interest on this Note shall accrue monthly in arrears at a rate per annum equal to the Applicable Federal Rate. For purposes hereof, the “Applicable Federal Rate” shall mean the IRS published rate in accordance with section 1274(d) of the Internal Revenue Code, as amended, together with the regulations promulgated thereunder from time to time, for short-term loans compounded on a monthly basis. All interest will be computed on the basis of the actual number of days elapsed, commencing on the Issuance Date, and a year of 365 days. Interest on this Note shall be payable only (x) on the Maturity Date pursuant to Section 2, (y) upon any conversion pursuant to Section 3, or (z) on the date of any prepayment pursuant Section 4 (subject at all times to Holder’s right to convert pursuant to Section 3(d) below), in each case only in the form of the Company’s Common Stock, Conversion Securities or Non-Qualified Conversion Securities as provided in the relevant Section. In no event shall any interest to be paid under the Notes exceed the maximum rate permitted by law. In any such event, the Note shall automatically be deemed amended to permit interest charges at an amount equal to, but not greater than, the maximum rate permitted by law.

2. Maturity Date. The entire principal amount of this Note shall be due and payable in full on March 31, 2022 (such date, the “Maturity Date”) upon the tender of such Note by Holder, as provided in Section 3(b). The accrued but unpaid interest on this Note through the Maturity Date, and so long thereafter until payment is tendered in full, shall be due and payable in the form of the Company’s Common Stock upon the Maturity Date or any earlier prepayment date, in which case the conversion price shall be the Alternative Conversion Price (as defined below).

3. Conversion.

(a) Mandatory Conversion upon Qualified Offering. The principal and interest evidenced by this Note shall be mandatorily converted upon the closing of a Qualified Offering into the identical security or securities (the “Conversion Security”) issued at such Qualified Offering as set forth in this Section 3(a). Upon the closing of a Qualified Offering the outstanding principal amount of, and all accrued but unpaid interest through the date of such closing on, this Note will automatically be converted into a number of shares of the Conversion Security equal to the number derived by dividing (x) the principal amount of the Note plus any accrued and unpaid interest through the date of such closing thereon by (y) the price paid for the Conversion Security by investors in connection with the Qualified Offering.

(b) Mandatory Conversion upon Alternative Conversion Event. In the event that a Qualified Offering has not occurred, the principal and interest evidenced by this Note shall be mandatorily converted on the earlier of: (A) the Maturity Date; or (B) immediately prior to (but subject to consummation of) a Business Combination (such event, an “Alternative Conversion Event”). Upon the occurrence of the applicable Alternative Conversion Event, the outstanding principal amount of, and all accrued but unpaid interest through the Alternative Conversion Event on, this Note will automatically be converted into a number of shares of Common Stock equal to the number derived by dividing (x) the principal amount of the Note plus any accrued and unpaid interest through the Alternative Conversion Event thereon by (y) the Alternative Conversion Price.

(c) Voluntary Conversion upon Non-Qualified Offering. If the Company consummates an offering of securities that constitutes a Non-Qualified Offering, Holder may elect, in the exercise of its sole discretion, to convert this Note into a number of shares of the identical security or securities (the “Non-Qualified Conversion Security”) issued pursuant to such Non-Qualified Offering equal to the number derived by dividing (x) the principal amount of the Note plus any accrued and unpaid interest through the date of such closing thereon by (y) the price paid for the Non-Qualified Conversion Securities by investors in connection with the Non-Qualified Offering.

(d) Voluntary Conversion upon Prepayment. In the event that the Company elects to prepay this Note, in whole or in part, pursuant to Section 4 hereof, Holder may elect, in the exercise of its sole discretion, to convert this Note into a number of shares of Common Stock equal to the number derived by dividing (x) the principal amount of the Note plus any accrued and unpaid interest through the date of prepayment by (y) the Alternative Conversion Price.

(e) Elective Voluntary Conversion. At any time after the one hundred eightieth (180th) day following the Issuance Date, and with five (5) Business Days advanced written notice to the Company, Holder may elect, in the exercise of its sole discretion, to convert this Note into a number of shares of Common Stock equal to the number derived by dividing (x) the principal amount of the Note plus any accrued and unpaid interest through the date of conversion by (y) the Alternative Conversion Price.

(f) Fractional Shares. No fractional shares shall be issued upon a conversion. In lieu of any fractional shares to which Holder would otherwise be entitled, the Company shall round up to the nearest whole share.

(g) Notice of Conversion. Upon the conversion of this Note into Conversion Securities, Non-Qualified Conversion Securities or Common Stock, as applicable, pursuant hereto, the Holder shall deliver a dated and signed notice of conversion (the “Notice of Conversion”), a copy of which is attached to this Note as Exhibit A, acknowledging the conversion of the full principal amount of this Note and any accrued but unpaid interest through the date of such conversion into Conversion Securities, Non-Qualified Conversion Securities or Common Stock, as applicable. Notices of Conversion shall be deemed delivered on the date sent, if personally delivered, to the Company’s Corporate Secretary at the Company’s principal place of business, or when actually received if sent by another method. The Notice of Conversion shall be accompanied by the original Note.

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(h) Issuance of Conversion Securities, Non-Qualified Conversion Securities or Common Stock. As soon as possible after the conversion has been effected (but in any event within two (2) Business Days), the Company shall deliver to the converting Holder a certificate or certificates representing the Conversion Securities, Non-Qualified Conversion Securities or Common Stock, as applicable, issuable by reason of such conversion in such name or names and such denomination or denominations as the converting Holder has specified. The issuance of Conversion Securities, Non-Qualified Conversion Securities or Common Stock upon conversion of this Note shall be made without charge to the holder hereof in respect thereof or other cost incurred by the Company or acquirer in connection with such conversion. Upon conversion of this Note, the Company shall take all such actions as are necessary in order to ensure that the Conversion Securities, Non-Qualified Conversion Securities or Common Stock issuable upon conversion of the Note shall be validly issued, fully paid and nonassessable.

(i) Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of capital stock, solely for the purpose of issuance upon conversion hereunder or pursuant to the terms of any Conversion Securities or Non-Qualified Conversion Securities, such number of shares of Common Stock or other capital stock issuable upon conversion. All shares of such capital stock which are so issuable shall, when issued, be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges. The Company shall take all such actions as may be necessary to assure that all such shares of capital stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which such shares of capital stock.

4. Prepayment. The principal amount of this Note may be prepaid, in whole or in part, at any time from time to time at the option of the Company, together with accrued interest through the date of prepayment, which interest shall be paid in the form of the Company’s Common Stock, in which case the conversion price shall be the Alternative Conversion Price; provided, that any prepayment will at all times be subject to Holder’s conversion right set forth in Section 3(d) hereof; provided, further, that in no event shall the Company be required or permitted to pay the principal amount of this Note in cash without the prior written consent of Bridging Finance Inc. (“Bridging”).

5. Ranking. The Note constitutes senior indebtedness of the Company and will rank equally with all of the Company’s other senior unsecured and unsubordinated indebtedness from time to time outstanding. Holder agrees, by its acceptance of this Note, for itself and for each future permitted holder (if any) of this Note, that the obligations evidenced by this Note are effectively subordinated to any secured indebtedness of the Company to the extent of the value of the assets securing such indebtedness.

6. Method of Payments.

(a) Payment. Subject to the terms of this Note, the Company shall pay all sums for principal, interest, or otherwise becoming due on this Note held by the Holder not later than 5:00 p.m. New York time, on the date such payment is due, in immediately available funds, in accordance with the payment instructions that the Holder may designate in writing, without the presentation or surrender of such Note or the making of any notation thereon. Any payment made after 5:00 p.m. New York time, on a Business Day will be deemed made on the next following Business Day. If the due date of any payment in respect of this Note would otherwise fall on a day that is not a Business Day, such due date shall be extended to the next succeeding Business Day, and interest shall be payable on any principal so extended for the period of such extension. All amounts payable under this Note shall be paid free and clear of, and without reduction by reason of, any deduction, set-off or counterclaim.

(b) Replacement. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and, in the case of any such loss, theft or destruction of this Note, upon receipt of an indemnity reasonably satisfactory to the Company or, in the case of any such mutilation, upon the surrender and cancellation of this Note, the Company, at its expense, will execute and deliver, in lieu thereof, a new Note of like tenor and dated the date of such lost, stolen, destroyed or mutilated Note.

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7. Representations, Warranties and Agreements of the Company. The Company represents, warrants and covenants to Holder as of the date hereof and, with respect to Section 7(g) only, for so long as this Note remains outstanding, as follows:

(a) Due Incorporation, Corporate Power, Qualification. The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified, licensed to do business and in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified or licensed would reasonably be expected to have a material adverse effect.

(b) Authority. The execution, delivery and performance by the Company of this Note and the consummation of the transactions contemplated hereby (i) are within the power of the Company and (ii) have been duly authorized by all necessary actions on the part of the Company.

(c) Enforceability. This Note and each other document executed, or to be executed, by the Company in connection with this Note has been, or will be, duly executed and delivered by the Company and constitutes, or will constitute, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

(d) Disclosures. The Company has made available to Holder all the information reasonably available to the Company that Holder has requested for deciding whether to purchase this Note and the Company has disclosed to Holder all other matters known to it that, either individually or in the aggregate, would reasonably be expected to have a material adverse effect, including, without limitation, that the Company’s Board of Directors has commenced an investigation into the Company’s previously issued accounting results and internal controls and that the Company anticipates that it will need to restate financial results as disclosed by the Company on a Current Report on Form 8-K filed with the SEC on April 12, 2021.

(e) Issuance of the Securities. The securities issued upon the conversion of this Note will, when issued, be duly and validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company other than restrictions on transfer provided for under applicable law or hereunder.

(f) Private Placement. Assuming the accuracy of the Holder’s representations and warranties set forth below, no registration under the Securities Act is required for the offer and sale of this Note or the Conversion Securities, Non-Qualified Conversion Securities or Common Stock issuable upon conversion of this Note.

(g) Notices. The Company will promptly notify Holder in writing of (1) the occurrence of any Event of Default, (2) any proposed Qualified Offering, Non-Qualified Offering or Business Combination, and (3) any material action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency.

8. Representations, Warranties and Agreements of Holder. Holder represents and warrants to the Company as of the date hereof and covenants and agrees as follows:

(a) Authority. The execution, delivery and performance by Holder of this Note and the consummation of the transactions contemplated hereby (i) are within the power of Holder and (ii) have been duly authorized by all necessary actions on the part of Holder.

(b) Enforceability. This Note has been, or will be, duly executed and delivered by Holder and constitutes, or will constitute, a legal, valid and binding obligation of Holder, enforceable against Holder in accordance with its terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

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(c) Securities Law Compliance. Holder has been advised that the Note and the underlying securities have not been registered under the Securities Act and any applicable state securities laws and, therefore, cannot be resold unless it or they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. Holder is aware that the Company is under no obligation to affect any such registration with respect to the Note or the underlying securities or to file for or comply with any exemption from registration. Holder has not been formed solely for the purpose of making this investment and is purchasing the Note for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. Holder has such knowledge and experience in financial and business matters that Holder is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment without impairing Holder’s financial condition and is able to bear the economic risk of such investment for an indefinite period of time. Holder is an “accredited investor” as such term is defined in Rule 501 of Regulation D under the Securities Act and shall submit to the Company such further assurances of such status as may be reasonably requested by the Company. The residency of Holder (or, in the case of a partnership or corporation, such entity’s principal place of business) is correctly set forth beneath Holder’s name on the signature page hereto.

(d) No “Bad Actor” Disqualification Events. Neither (i) Holder, (ii) its directors, executive officers, general partners or managing members, if any, nor (iii) any beneficial owner of any of Holder’s voting equity securities (in accordance with Rule 506(d) of the Act), if any, if such beneficial owner is deemed to own 20% or more of Holder’s outstanding voting securities (calculated on the basis of voting power) is subject to any disqualifications described in Rule 506(d)(1)(i) through (viii) of the Securities Act (“Disqualification Events”), except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Securities Act and disclosed reasonably in advance of the date hereof in writing in reasonable detail to the Company.

(e) Investigation. Holder has conducted its own independent investigation and analysis of the Company. In entering into this Note, Holder has relied solely upon its own investigation and analysis and the representations and warranties of the Company contained herein. Holder acknowledges that, other than as expressly set forth in this Note, neither the Company nor any of its respective directors, officers, employees, Affiliates, agents or representatives make any representation or warranty, either express or implied, as to the accuracy or completeness of any of the information provided or made available to Holder or its agents or representatives prior to the execution of this Note. Holder is not relying upon any representation, warranty or agreement with respect to the accuracy or completeness of the information (written or oral) provided to Holder in connection with the transactions contemplated hereby, or with respect to the appropriateness, suitability or sufficiency of such information for the purpose of enabling Holder to evaluate such investment, other than the representations, warranties and agreements of the Company expressly contained in this Note. Holder acknowledges that it has received all information requested by it to make an investment decision.

(f) No General Solicitation. Neither Holder, nor any of its directors, officers, employees, Affiliates, agents or representatives, if any, has either directly or indirectly, including, through a broker or finder: (a) engaged in any general solicitation or (b) published any advertisement in connection with the offer and sale of this Note. Holder has a preexisting personal or business relationship with the Company or its directors, officers, employees, Affiliates, agents or representatives.

(g) Legends. Holder understands that any Conversion Securities, Non-Qualified Conversion Securities or Common Stock issued pursuant to this Note may be notated with one or all of the following legends:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.”

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The requirement that the Conversion Securities, Non-Qualified Conversion Securities or Common Stock contain the legend set forth above shall cease and terminate when such securities are transferred pursuant to Rule 144 or when earlier permitted by Rule 144. In connection with the consummation of any transfer of shares pursuant to Rule 144, the Company shall, upon surrender of certificates containing such legend and, if reasonably required by the Company, subject to receipt of an opinion of counsel reasonably acceptable to the Company (at Company’s expense), cause to be delivered to the holder of any such securities as to which the requirement for such legend shall have terminated, one or more new certificates evidencing such securities not bearing such legend.

(h) Big Boy Representation. Holder acknowledges that the Company has advised Holder that the Company and its directors, officers, employees, advisors, counsel and other representatives may possess non-public information regarding the Company’s business and prospects not known to Holder which Holder may deem material to its decision whether to purchase this Note if Holder were provided with the information (the “Excluded Information”). The Company does not intend to disclose any of the Excluded Information until the Company has a duty to do so under applicable law or, even if there is no such duty, the Company otherwise determines it would be in the best interests of the Company’s stockholders to disclose the Excluded Information. Holder, for itself and for each future permitted holder (if any) of this Note (who shall be deemed to have notice of this waiver), and on behalf of its Affiliates, investors, directors, officers, employees, financial advisors, attorneys, agents or representatives (collectively the “Waiving Parties”), hereby:

(i) agrees that neither the Company, nor its directors, officers, employees, attorneys, financial advisors, agents, representatives, successors or assigns (collectively the “Released Parties”) shall have any liability to any Waiving Party with respect to the existence, possession or non-disclosure of any Excluded Information, whether arising directly or indirectly, primarily or secondarily, by contract or operation of law or otherwise, including as a matter of contribution, indemnification, set-off, rescission, or reimbursement;

(ii) waives any right, claim or cause of action, at law or in equity, arising in favor of or for the benefit of any Waiving Party from or relating to, directly or indirectly, the existence, possession or non-disclosure of any Excluded Information, and relinquishes all rights and remedies accorded by applicable law to a buyer of securities with respect to the Note and the underlying securities to the maximum extent permitted by law, as well as all rights to participate in any claim, action or remedy others may now or hereafter have with respect to the foregoing;

(iii) with respect to the purchase and sale of the Note and the underlying securities, releases and discharges each of the Released Parties of and from any and all suits, demands, obligations, liabilities, claims and causes of action, contingent or otherwise, of every kind and nature, at law and in equity, which any Waiving Party may have against any Released Party, to the extent arising from or in connection with the existence, possession or non-disclosure of any Excluded Information whether asserted, unasserted, absolute, contingent, known or unknown; and

(iv) represents that (i) it has not assigned any claim or possible claim against the Released Parties, (ii) it fully intends to release all claims against the Released Parties as set forth above, and (iii) it has been advised by, and has consulted with, counsel with respect to the execution and delivery of this Section 8(h) and has been fully apprised of the consequences of the waivers and releases set forth in this Section 8(h).

It is the intent of Holder (A) to commit to use all commercially reasonable efforts to cause each Waiving Party to comply with the terms of this Section 8(h) and (B) that each Released Party be a third-party beneficiary of this Section 8(h).

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9. Events of Default. If any of the following events take place prior to the earlier of (x) any conversion pursuant to Section 3 or (y) the payment in full of the obligations evidenced by this Note (each, an “Event of Default”), Holder at its option may, so long as such event exists, declare all principal and accrued and unpaid interest thereon and all other amounts payable under this Note immediately due and payable; provided, that this Note shall automatically become due and payable without any declaration in the case of an Event of Default specified in clause (b), (c), (d), or (e), below:

(a) The Company shall fail to pay when due any principal payment on the due date hereunder and such payment shall not have been made within ten (10) Business Days thereafter;

(b) The Company files a petition in voluntary bankruptcy or requests reorganization under any provision of any bankruptcy, reorganization or insolvency law or consents to the filing of any petition against it under such law;

(c) Proceedings for the appointment of a receiver, trustee or custodian of the Company or of all or a substantial part of the assets or property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within sixty (60) days of commencement;

(d) The Company makes a formal or informal general assignment for the benefit of its creditors, or admits in writing its inability to pay debts generally when they become due, or consents to the appointment of a receiver or liquidator of the Company or of all or substantially all of its property;

(e) The Company dissolves, liquidates or ceases business activity, or transfers all or substantially all of its assets to an unaffiliated third party;

(f) Any material inaccuracy of any representation or warranty of the Company set forth in this Note; or

(g) The Company materially breaches any of its agreements set forth in this Note, unless such breach is capable of cure, in which case the Company shall have fifteen (15) Business Days to cure such breach following written notice from Holder.

10. Definitions.

“Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including without limitation any general partner, managing member, officer, director or trustee of such Person, or any venture capital fund or registered investment company now or hereafter existing that is controlled by one or more general partners, managing members or investment adviser of, or shares the same management company or investment adviser with, such Person.

“Alternative Conversion Price” means the volume weighted average price of the Common Stock for the ten (10) full trading days ending on the second (2nd) Business Day before the date of conversion, which price shall be adjusted for any stock split (reverse or forward), stock dividend, combination, or other recapitalization or reclassification of the Common Stock effected during such ten (10) full trading day period.

“Business Combination” means (i) the consummation of a merger or consolidation of the Company with or into another entity (except a merger or consolidation in which the holders of capital stock of the Company immediately prior to such merger or consolidation continue to hold a majority of the outstanding voting securities of the capital stock of the Company or the surviving or acquiring entity immediately following the consummation of such transaction); (ii) the closing of the transfer (whether by merger, consolidation or otherwise), in a single transaction or series of related transactions, to a “person” or “group” (within the meaning of Section 13(d) and Section 14(d) of the Exchange Act) of the Company’s capital stock if, after such closing, such person or group would become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the outstanding voting securities of the Company (or the surviving or acquiring entity); or (iii) the closing of the sale, transfer or other disposition, in a single transaction or series of related transactions, of all or substantially all of the Company’s assets. For the avoidance of doubt, a transaction will not constitute a “Business Combination” if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately prior to such transaction.

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“Business Day” means a day (other than a Saturday or Sunday) on which banks generally are open in New York, New York for the conduct of substantially all of their activities.

“Common Stock” means the common stock of the Company, par value $0.000001 per share.

“Non-Qualified Offering” means the closing of the sale of equity securities of the Company (which may include warrants), whether in a private offering or pursuant to an effective registration statement under the Securities Act, resulting in less than US $3,500,000.00 of gross proceeds to the Company.

“Person” means any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a limited liability company, a trust or other entity.

“Qualified Offering” means the closing of the sale of equity securities of the Company (which may include warrants), whether in a private placement or pursuant to an effective registration statement under the Securities Act, resulting in at least US $3,500,000.00 of gross proceeds to the Company.

11. Successors and Assigns; Transfer of this Note.

(a) Subject to the restrictions on transfer described in this Section 11, the rights and obligations of the Company and Holder shall be binding upon and benefit the permitted successors, assigns, heirs, administrators and transferees of the parties.

(b) Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by either party without the prior written consent of the other party; provided, that notwithstanding the forgoing, Holder may at any time and from time to time assign to one or more Affiliates of Holder all or any portion of its rights and obligations under this Note.

(c) Holder may not pledge or grant a security interest in all or any portion of its rights under this Note to secure any obligations of the Holder.

12. Waiver and Amendment. Subject to Section 5 hereof, any provision of this Note may be amended, waived or modified only upon the written consent (including by electronic mail) of the Company and Holder.

13. Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall be in writing and faxed, transmitted via electronic mail message, mailed or delivered to each party at the respective addresses, facsimile numbers, or email addresses of the parties as set forth on the signature page hereto, or at such other address, facsimile number, or email address as the Company or Holder shall have furnished to the other party in writing. All such notices and communications will be deemed effectively given upon the earlier of actual receipt or (a) personal delivery to the party to be notified; (b) when sent, if sent by electronic mail or facsimile during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next Business Day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) Business Day after the Business Day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt.

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14. Payment. Any payment required pursuant to the terms of this Note shall be made in lawful tender of the United States and in immediately available funds.

15. Waivers. Subject to the notice requirements set forth in Section 13, the Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

16. Governing Law. This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law provisions of the State of New York, or of any other state, providing for the application of the laws of any other jurisdiction.

17. Waiver of Jury Trial. Each of the Company and Holder hereby agrees to waive its respective rights to a jury trial of any claim or cause of action based upon or arising out of this Note.

18. Fees and Expenses. Each party shall be responsible for its own fees and expenses incurred in connection with the negotiation, execution and delivery of this Note.

19. Headings. The headings of the sections and paragraphs of this Note are inserted for convenience only and do not constitute a part of this Note.

20. Severability. If any provision of this Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Note will remain in full force and effect. Any provision of this Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

21. Cancellation. After all principal, premiums (if any) and accrued interest at any time owed on this Note have been paid in full, or this Note has been converted, this Note will be surrendered to the Company for cancellation and will not be reissued.

22. Counterparts; Electronic Signature. This Note may be executed in any number of counterparts and with counterpart signature pages delivered via facsimile or other electronic transmission, and each such counterpart and counterpart signature page shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

[Signature page follows]

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IN WITNESS WHEREOF, the Company has executed and delivered this Senior Convertible Promissory Note on the date first written above.

COMPANY:

Taronis Fuels, Inc.

By:
Name:
Title:

Address:	24980 N. 83rd Avenue, Suite 100
Peoria, Arizona 85383
Email:

HOLDER:

[___________]

By:
Name:
Title:

Address:

Email:

[Signature Page to Senior Convertible Promissory Note]

EXHIBIT A

NOTICE OF CONVERSION

(To Be Signed Only Upon Conversion of the

Senior Convertible Promissory Note)

The undersigned, the holder of the enclosed Senior Convertible Promissory Note (the “Note”) hereby surrenders such Note for conversion into [__] shares of Common Stock, [__] Conversion Securities or [__] Non-Qualified Conversion Securities [check one] of Taronis Fuels, Inc. (the “Shares”) to the extent of $_________unpaid principal amount and any accrued and unpaid interest of such Note, and requests that the certificates for such shares be issued in the name of, and delivered to:

Name:_______________________________________

Address:_____________________________________

____________________________________________

____________________________________________

Acknowledgement and Agreement. The undersigned, acknowledges and agree that the undersigned: (a) is purchasing the Shares in accordance with and subject to the terms and conditions of the Note, a copy of which the undersigned has read and understands and to which the undersigned hereby expressly assents, and (b) that the Shares shall remain subject to the legend obligations set forth in Section 8(g) of the Note following conversion of the Note. This understanding, acknowledgment and agreement shall inure to the benefit of and be binding on my heirs, executors, administrators, successors and assigns.

Signature:____________________________________

(Signature must conform in all respects to name of Holder as specified on the face of the Note)

Name:_______________________________________

Title (if any):__________________________________

Dated:_______________________________________

Address:_____________________________________